Exhibit 99.1

Eagle Pharmaceuticals October 2019 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

Forward Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words such as “will,” “underway,” “allow,” “expect(ed),” “pursuing,” “may,” “would,” “addressing,” “creating,” “intends,” “anticipate(s),” “plan,” “partner,” “could,” “enables,” “potential(ly),” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the continued commercial performance of our marketed products, including but not limited to Bendeka, which is marketed by our partner Teva, Ryanodex, which we market ourselves, as well as our ability to replicate our marketing successes for our other product candidates such as Ryanodex for Exertional Heat Stroke (EHS) or other additional indications, our pemetrexed candidate, or our fulvestrant candidate, either through joint or direct marketing efforts; Eagle’s ability to advance Ryanodex in the treatment of Acute Radiation Syndrome (ARS); Eagle’s plans to continue to evaluate the data and conduct further research with respect to Ryanodex in the treatment of ARS; successful compliance with FDA and other governmental regulations applicable to our products and businesses; the label expansions of Ryanodex for EHS patients and for the treatment of neurological impact and nerve agent exposure; our ability to protect the longevity of the bendamustine franchise; the strength of our cash position and the ability to optimize the deployment of capital and take advantage of market opportunities; the continued year over year growth of our revenue, EBITDA, adjusted non-GAAP earnings per share and profit margins; the continued growth of the global biologics market and our ability to use Arsia Therapeutics (now Eagle Biologics) to enter into the biologics market and to effectively carry out our strategy in this new market; the contribution of the Ryanodex portfolio to our growth; the timing of FDA approval for Ryanodex for EHS, nerve agent exposure and other indications, if ever, and entering the market; the advancement of any of our other product candidates including, but not limited to, fulvestrant, pemetrexed and vasopressin, through the development process including FDA approval and the ability of any such products to have commercial success and to access significant new markets; the Company’s plans to finance and consummate the stock repurchase program, including the accelerated share repurchase (ASR); and the anticipated outcome of the stock repurchase program, including the ASR. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks include, but are not limited to: whether the FDA will ultimately approve Ryanodex for the treatment of EHS, nerve agent exposure and other indications; whether we can continue to make progress with the development of fulvestrant and vasopressin, whether our bendamustine product offering will achieve the anticipated market share; fluctuations in the trading column and market price of shares of our common stock; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of our products or product candidates or that may have an impact on any of our products or product candidates, successful compliance with FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of our intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies; the timing of product launches; the successful marketing of our products; the risks inherent in the early stages of drug development and in conducting pre-clinical studies and clinical trials; the possibility that the study results with respect to Ryanodex may be inaccurate or incomplete; management’s determination of alternative needs and uses of our cash resources; the impact of general economic, industry, or political conditions in the United States or internationally; the performance of financial markets, the fluctuation of interest rates; and other factors that are discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Reports on Form 10-Q, and our other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Non-GAAP Financial Performance Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted non-GAAP net income, adjusted non-GAAP earnings per share and adjusted non-GAAP EBITDA attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. Adjusted non-GAAP net income excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in fair value of contingent consideration, gain on sale of asset, debt issuance costs, severance, expense of acquired in-process research and development, asset impairment charge, legal settlement, non-cash interest expense and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the following Reconciliation of GAAP to Adjusted Non-GAAP Net Income and Adjusted Non-GAAP Earnings per Share and Reconciliation of GAAP to Adjusted Non-GAAP EBITDA for explanations of the amounts excluded and included to arrive at adjusted non-GAAP net income and adjusted non-GAAP earnings per share amounts for the twelve months ended December 31, 2018, 2017, 2016 and 2015, and adjusted non-GAAP EBITDA amounts, for the twelve months ended June 30, 2019 and December 31, 2018, 2017, 2016 and 2015, respectively. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Eagle Overview Pharmaceutical company with platforms in oncology, critical care and medical countermeasures Seven near-term opportunities Fulvestrant RYANODEX® franchise (calcium dysregulation): Nerve Agent, Acute Radiation Syndrome, EHS, EA-111 Vasopressin and pemetrexed Driving innovation with a focus on first or best-in-class therapies Patient and provider focused improvements Improved safety and efficacy profiles Opportunity to add products to our portfolio Historical success in creating value 2015-1H2019: $250 mm+ in cash flow from operations* $169 mm of shares repurchased 20% of revenue re-invested in R&D *Excludes receivables build

Strong Near-term Pipeline 5 BENDEKA® BELRAPZO™ RYANODEX for Malignant Hyperthermia (MH) RYANODEX for Nerve Agent (NA) exposure PEMFEXY™ Vasopressin Fulvestrant EA-111 RYANODEX for Acute Radiation Syndrome (ARS) RYANODEX for EHS

Recent Developments Announced clinical development plan for fulvestrant Intended to improve outcomes in patients with Estrogen Receptor (ER)-Positive Breast Cancer Plan to conduct a Pilot Study shortly followed by a Pivotal Trial (expected to be completed within approximately 12 months of commencing enrollment) Completed RYANODEX nerve agent study with U.S. Military Positive topline results; met primary endpoint at statistical significance Eagle believes study demonstrates RYANODEX decreases incidence of brain damage Expanded licensing agreement for BENDEKA Royalty increases from 25% to 30% on 10/1/19, and then increases by one percentage point on each anniversary thereafter until it reaches 32% Royalty term extended from 2025 through the life of the product

Fulvestrant: Overview of Estrogen Receptor Positive Breast Cancer Approximately 75% of breast cancers are estrogen receptor positive (ER+) Fulvestrant blocks the proliferative activity of estrogen and downregulates the estrogen receptor Fulvestrant is effective as a monotherapy and in combination with targeted therapy and chemotherapy There is an important unmet clinical need to further inhibit the estrogen receptor

Fulvestrant: Innovative Formulation Clinical Path: Clinical program could provide an efficient approval pathway Eagle met with FDA on study design and plans to initiate pilot study shortly Pilot study results will provide the basis for pivotal study design The pivotal trial is expected to be completed within approximately 12 months of commencing enrollment Eagle’s original fulvestrant formulation studied in 2018 trial in 600 healthy post-menopausal women over 140 days 300 subjects received the branded product FASLODEX® 300 subjects received Eagle’s formulation Hypothesis: Eagle’s innovative fulvestrant formulation may allow for greater inhibition of estrogen receptors in cancer cells than current treatment options 2018 Sales branded product* WW $1+ B U.S. $537 mm LTM U.S. $529 mm * 2018 Sales of AstraZeneca’s Faslodex 8

RYANODEX: Multiple Label Expansion Opportunities Creating additional value by addressing life-threatening, unmet needs Eight U.S. patents issued to date, expiring between 2022 to 2025 Breakthrough formulation of dantrolene sodium Approved July 2014 Launched August 2014 Marketed Label Expansion Opportunities Malignant Hyperthermia Completed enrollment of 2nd safety and efficacy clinical study Potential to be the first drug to market for EHS EHS is a hyperthermic/hypermetabolic condition related to MH Orphan Drug Designation FDA meeting to discuss next steps June 2019 Exertional Heat Stroke IM product (EA-111) would allow for point-of-care administration Acute Radiation Syndrome Nerve Agent Exposure Treatment of brain damage secondary to nerve agent (NA) exposure as potential next indication Positive results demonstrated in initial study in 2017 Robust statistically significant data from a study conducted in partnership with U.S. Army in 2019 Demonstrated the neuroprotective effects of RYANODEX in a well-established NA soman model Treatment of individuals exposed to high doses of radiation (nuclear power plant leakage/nuclear weapons) Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy IM Formulation (NCE)

RYANODEX: Nerve Agent Exposure Countermeasures If approved, RYANODEX would be a first of its kind neuroprotective countermeasure for the amelioration of brain damage due to NA exposure Federal Agencies, including the Departments of Homeland Security and Health and Human Services, have issued multiple documents highlighting the risks of exposure to these extremely toxic chemical warfare agents Q4 2018: Eagle entered into an agreement with the United States Army Medical Research Institute of Chemical Defense (USAMRICD) to evaluate the neuroprotective effects of RYANODEX in a well-established NA model Q2 2019: Results of the study conducted by USAMRICD demonstrated statistically significant lower level of brain damage secondary to NA exposure in RYANODEX-treated animals, compared to controls (p value: <0.04)

Nerve Agent Topline Study with U.S. Military Results Statistically significant neuroprotective effects of RYANODEX in critical cortical areas of the brain In six areas of the brain examined, RYANODEX-treated animals experienced a lower level of brain damage Histopathology of Frontal Cortex, comparing RYANODEX-treated animals (left) and control animals (right)*(black arrows indicate neuron death) Ryanodex (30 mg/kg), 60 minutes post-seizure onset. Day 1, 20x objective magnification, H&E. Frontal cortex with grade 1 neuronal necrosis. Necrotic neurons denoted with black arrows. Vehicle Control (15 mg/kg), 60 minutes post-seizure onset. Day 1, 20x objective magnification, H&E. Frontal cortex with grade 4 neuronal necrosis. Necrotic neurons denoted with black arrows. Unaffected neurons denoted with white arrows.

RYANODEX for Acute Radiation Syndrome (ARS) Positive results of a proof-of-concept (POC) study in a Total-Body Radiation Animal Model Study objective: Evaluate efficacy of IV administration of RYANODEX to prevent or mitigate ARS in a total body irradiated C57BL/6 male mouse hematopoietic model Animals in each treatment group received a well-characterized, high-dose of radiation to their whole body and also received randomly-assigned RYANODEX in different treatment modalities RYANODEX treatment group had overall less mortality post-treatment than non-treated animals with ARS Further explore an investigational indication for RYANODEX for the treatment of hematopoietic syndrome in individuals exposed to high doses of radiation, such as nuclear power plant leakage or nuclear weapons Indication is likely to be developed under FDA’s “Animal Rule” Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy

EA-111 Development Developed new chemical entities (“NCE”) related to dantrolene Advancing IM-formulation NCE IM version product (EA-111) would allow for easier and more rapid administration Enables point-of-care administration to patients in need Eliminates IV-infusion Anticipate 5-year NCE regulatory exclusivity post-FDA approval

Bendamustine Assets: Longevity Beyond 2025 Significant BENDEKA royalties and milestones earned 1/1/15-6/30/19: $135 mm in aggregate milestones earned 1/1/16-6/30/19: $422 mm in royalties earned Unique J-code for BENDEKA Bendeka royalty increases from 25% to 30% on 10/1/19, and then increases by 1 percentage point on each anniversary thereafter until it reaches 32% Extended U.S. licensing agreement until BENDEKA no longer sold (previous expiry 2025) Japan: double-digit royalty plus potential milestone payments Launched in 2018 for CLL and NHL Complementary to BENDEKA Internal salesforce Unique J-code for BELRAPZO, effective July 1, 2019 Enables us to provide value to a cost-conscious segment of the market Japan: double-digit royalty plus potential milestone payments 15 OB listed patents through 2033 FDA approved 2nd manufacturing site 2018 FDA ODE scope: TREANDA generics not expected before December 2022 BENDEKA Big Bag/BELRAPZO

Pemetrexed Opportunity Multi-billion market opportunity (LTM Sales: $1.23B U.S., $0.93B Ex-U.S., $2.15B WW)1 Currently, Lilly’s Alimta® patent prevents current ANDA filers from launching until May 24, 2022 Four 505(b)(2) filers (DRL, Hospira, Actavis/Teva, Apotex) were all sued in Indiana DRL and Hospira lost at trial based on a certain claim construction different from the one issued in Eagle’s case, and lost on first instance appeal Actavis/Teva litigation stayed pending DRL/Hospira appeal Apotex’s litigation pending; trial scheduled January 2020 FDA granted tentative approval of Eagle’s pemetrexed RTD PEMFEXY™ Oct. 27, 2017 Lilly suit against Eagle remains pending in Delaware; Court ruled in Eagle’s favor on claim construction and as a result, Lilly dropped literal infringement claim Trial scheduled Oct. 28, 2019; 30-month stay expires February 2020 Eagle continues to evaluate all litigations and outcomes 1 Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lily & Company Quarterly Results; Statements of Consolidated Income – As Reported Q2 2019; https://investor.lilly.com/financial-information/quarterly-results

Significant Growth Since IPO; Durable Cash Flow Generation #27 on Fortune’s 100 List of Fastest-Growing Companies

Financial Highlights LTM EBITDA $80.2 mm LTM Cash Flow from Operations, excluding A/R shifts $81.3 mm Cash $108.1 mm A/R $60.3 mm Share Repurchase Plan as of 6/30/19 $169 mm repurchased since August 2016, including $50 mm ASR executed 10/30/18 2.9 mm shares repurchased since August 2016 1.9 mm shares repurchased through OMR 1.0 mm shares repurchased through ASR $150 mm new authorization (including $50 mm ASR) approved by the Board October 2018 $85 mm remaining 13.7 mm basic shares outstanding at 7/31/19 $150 mm credit facility August 2017 $100 mm term loan ($41.3 mm outstanding at 6/30/19) $50 mm revolver As of 6/30/19

Thank you October 2019

APPENDIX

Reconciliation of GAAP to Adjusted Non-GAAP Net Income Explanation of Adjustments: Amortization of intangible assets for Ryanodex and Docetaxel Amortization of intangible assets for Eagle Biologics Gain on divestiture of diclofenac-misoprostol Changes in the fair value of contingent consideration (Docetaxel and Eagle Biologics) Reflects the estimated tax effect of the pretax adjustments, $3.4 million of tax expense from U.S. tax reform which is reflected in 2017 and the reversal of a tax valuation allowance in 2016 2018 2017 2016 2015 Net income - GAAP 31,903 $ 51,943 $ 81,453 $ 2,571 $ Adjustments: Cost of product revenues: Amortization of acquired intangible assets (1) 895 1,194 746 - Research and development: Share-based compensation expense 4,014 3,942 2,914 1,271 Depreciation 470 74 - - Expense of acquired in-process research & development 1,700 1,000 - - Severance 466 - - - Selling, general and administrative: Share-based compensation expense 15,068 11,487 6,853 2,780 Amortization of acquired intangible assets (2) 1,620 1,620 203 - Depreciation 685 858 640 112 Debt issuance costs - 286 - - Severance - 268 - - Other: Gain on sale of asset (3) - - (1,750) - Non-cash interest expense 376 238 8 - Change in fair value of contingent consideration (4) (763) (7,378) 957 - Asset impairment charge 2,704 7,235 - - Restructuring charge 7,911 - - - Legal settlement - 1,650 - - Tax effect of the non-GAAP adjustments (5) (7,894) (5,368) (46,103) - Adjusted non-GAAP net income 59,155 $ 69,049 $ 45,921 $ 6,734 $ Adjusted non-GAAP earnings per share Basic 4.01 $ 4.57 $ 2.96 $ 0.44 $ Diluted 3.87 $ 4.34 $ 2.79 $ 0.41 $ Weighted number of common shares outstanding: Basic 14,768,625 15,102,890 15,533,681 15,250,154 Diluted 15,278,651 15,908,211 16,434,104 16,253,781 Twelve Months Ended December 31,

Reconciliation of GAAP to Adjusted Non-GAAP EBITDA (000’s) Twelve Months Ended June 30, Twelve Months Ended December 31, 2019 2018 2017 2016 2015 Net income - GAAP $ 42,326 $ 31,903 $ 51,943 $ 81,453 $ 2,571 Add back: Interest expense (income), net 1,450 2,579 1,045 (76) (14) Income tax provision 11,756 2,135 21,002 (28,026) 3 Depreciation and amortization 3,414 3,670 3,746 1,589 112 Stock-based compensation 20,206 19,082 15,429 9,768 4,051 Change in fair value of contingent consideration - (763) (7,378) 957 - Debt issuance costs - - 286 - - Asset impairment charge - 2,704 7,235 - - Gain on sale of asset - - - (1,750) - Expense of acquired in-process research & development 500 1,700 1,000 - - Severance 68 466 268 - - Restructuring charge 523 7,911 - - - Legal settlement - 1,650 Adjusted Non-GAAP EBITDA $ 80,243 $ 71,387 $ 96,226 $ 63,915 $ 6,723